CONFIDENTIAL
FINAL

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of September 15, 2006, by and among NPN Asset Acquisitions, Inc. ("Company"), a corporation organized and existing under the laws of the State of Florida, NBC-NPN Holding, Inc. ("Buyer"), a corporation organized and existing under the laws of the State of Delaware, and also Connected Media Technologies, Inc. ("CMT"), a corporation organized and existing under the laws of the State of Delaware, but solely with respect to the representations and warranties with respect to the Shares (as that term is defined herein).

WITNESSETH

WHEREAS, the Company, the Buyer, and CMT are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to Section 4(2) and/or Rule 506 of Regulation D ("Regulation D") as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"); and

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall cause CMT to issue and sell to Buyer Fifteen Million (15,000,000) shares of CMT's common stock, par value $0.0001 (the "Shares") as part of the consideration for Buyer's execution and delivery of the Assignment Agreement by and among the Company, Buyer, and Newspronet Interactive, LLC ("NPN").

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, and for other good and valuable consideration, the receipt of which each party hereto acknowledges, Company, Buyer and CMT hereby agree as follows:

1.         PURCHASE ANDSALE OF SHARES.

(a)        Purchase of Shares. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, Buyer agrees to purchase at Closing, and the Company agrees to cause CMT to issue to Buyer at Closing, Fifteen Million Shares (15,000,000) of CMT's Common Stock.

(b)        Closing Date. The Closing shall occur simultaneously with the closing of the transactions described in the Assignment Agreement.

(c)        Form of Payment. Subject to the satisfaction of the terms and conditions of this Agreement and execution of the Content License Agreement by and between Company and Buyer, the Buyer will deliver the Assignment Agreement to the Company or an agreed-upon escrow agent, as the parties may mutually agree.

2.         BUYER'S REPRESENTATIONS AND WARRANTIES.

Buyer represents and warrants to Company and CMT that:

(a)        Investment Purpose. Buyer is acquiring the Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, Buyer reserves the right to dispose of the Shares at any time in accordance with any available exemption under the Securities Act.

(b)        Accredited Investor Status. Buyer is an "Accredited Investor" as that term is defined in Rule 50l(a)(3) of Regulation D.

(c)        Reliance on Exemptions. Buyer understands that the Shares are being delivered to it in reliance on specific exemptions from the registration requirements of United State federal and state securities laws and that the CMT and the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

(d)        Information. Buyer and its advisors have been furnished with all materials relating to the business, finances and operations of CMT and the Company and information material to making an informed investment decision regarding its purchase of the Shares, which have been requested by Buyer. Buyer and its advisors have been afforded the opportunity to ask questions of CMT and the Company and each of such company's management. Buyer understands that its investment in the Shares involves a high degree of risk. Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

(e)        No Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares, or the fairness or suitability of the investment in the Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(f)        Transfer or Resale. Buyer understands that the Shares are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred (collectively, a "Transfer") unless:

(i)         the Shares are subsequently registered under the Securities Act;

(ii)        the Buyer has delivered to CMT an opinion of counsel, in a generally acceptable form, to the effect that such securities to be Transferred may be Transferred pursuant to an exemption from such registration requirements;

(iii)       the Transfer is made in reliance on Rule 144 under the Securities Act ("Rule 144") and all applicable securities laws, as such may be amended from time to time, and any representation letter related to such Transfer shall contain true and accurate statements with regards to such compliance. In the event of a Rule 144 Transfer occurring between the 12 month and 24 month anniversary of the date on which the Shares were acquired by Buyer hereunder, then compliance with Rule 144 will be deemed demonstrated hereunder by the submission of the Buyer to the CMT of (i) a copy of a representation letter from the Buyer to its broker in the form required by such broker as long as such representation letter includes substantially the information set forth in the form attached hereto as Exhibit A hereof, and (ii) a representation letter from the Buyer's broker to CMT in the form customarily provided by such broker so long as such representation letter includes substantially the information set forth the form attached hereto as

Exhibit B hereof, and (iii) a copy of the Buyer's Form 144 attached to such broker's representation letter, and (iv) such other materials that are required by applicable law to evidence the Transfer's compliance with the requirements of Rule 144. In the event of a Rule 144 Transfer occurring on or after the 24 month anniversary of the date on which the Shares were acquired by Investor hereunder, then compliance with Rule 144 will be deemed demonstrated hereunder by the submission of the Buyer to CMT of a copy of a representation letter from the Buyer to its broker that includes substantially the information set forth in the form attached hereto as Exhibit C hereof, and such other materials that are required by applicable law to evidence the Transfer's compliance with the requirements of Rule 144. To the extent that any party hereto reasonably believes, after consultation with competent securities counsel, that the procedures set forth herein are inconsistent with the provisions of Rule 144 (or any other applicable provision of the Securities Act) then in effect, the parties shall mutually agree to a protocol necessary to effectuate the type of Transfer contemplated hereby in compliance with said provisions.

CMT nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, if CMT issues "piggyback" registration rights to any third-party receiving shares from CMT after the date of this Agreement, Company will cause CMT to grant Buyer the same, or substantially the same, "piggyback" registration rights with respect to the Shares as CMT granted to the third-party. CMT and Company reserves the right to place stop transfer instructions against the Shares if Buyer fails to comply with this Section 2(f).

(g)        Legends. Buyer understands that the Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE ANDMAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be promptly removed and CMT shall issue a certificate without such legend to the holder of the Shares after such holder provides CMT and the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Shares may be made without registration under the Securities Act.

(h)        Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(i)         Receipt of Documents. Buyer and his or its counsel has received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein and the Assignment Agreement; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) CMTs most recently filed Form 10-KSB; (iv) CMTs most recently filed Form 10-QSB and Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

(j)         Due Formation of Corporate and Other Buyers. Buyer is a corporation, not an individual person, has been formed and validly exists and has not been organized for the specific purpose of purchasing the Shares and is not prohibited from doing so.

3.         REPRESENTATIONS AND WARRANTIES OF CMT AND THE COMPANY.

CMT and the Company, each as the case may be, represents and warrants to Buyer as of the date hereof that, except as set forth in the SEC Documents (as defined herein):

(a)        Organization and Qualification. CMT, the Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted.

(b)        Authorization, Enforcement, Compliance with Other Instruments. (i) CMT and the Company each have the requisite corporate power and authority to enter into and perform this Agreement, a Term Sheet, an Assignment Agreement, and a Content License by and among Buyer, Company and CMT, all of even date herewith, the (collectively the "Transaction Documents") and to issue the Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Assignment Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Shares have been duly authorized by the CMTs and the Company's Board of Directors and no further consent or authorization is required by CMT, the Company, its Board of Directors or its stockholders, (iii) the Assignment Agreement has been, or will be as of Closing, duly executed and delivered by the Company, (iv) there are no rights of first refusal or contractual preemptive rights existing with respect to the Shares , and (v) the Assignment Agreement constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

(c)        Capitalization.  The authorized capital stock of CMT is set forth in the SEC

(d)        Issuance of Securities. The Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof.

(e)        SEC Documents: Financial Statements. Since August 25, 2004 CMT has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference are referred to herein as the "SEC Documents". CMT and the Company have made available through the SEC's website at http://www.sec.gov., true and complete copies of the SEC Documents. As of their respective dates, the financial statements of CMT disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the CMT as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(f)        l0(b)-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

(g)        Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self regulatory organization or body pending against or affecting CMT or the Company, or the Shares wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of CMT or the Company to perform its obligations under, this Agreement or the Assignment Agreement, or (iii) have a material adverse effect on the business, operations, properties, financial condition or results of operations of CMT or the Company and its subsidiaries taken as a whole.

(h)        Internal Accounting Controls. CMT and the Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(i)         No Material Adverse Breaches, etc. Neither CMT nor the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of CMT or the Company's officers has or is expected in the future to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Neither CMT nor the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of CMT's or the Company's officers, has or is expected to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of CMT or the Company or its subsidiaries.

(j)         Tax Status. CMT and the Company and each of its subsidiaries has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.

4.         COVENANTS.

(a)        The Company shall cause CMT to issue to the Buyer Fifteen Million (15,000,000) shares of the Company's Common Stock at the Closing Date.

(b)        Neither the Buyer(s) nor any of its affiliates have an open short position in the Common Stock of CMT and the Buyer agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock of CT as long as Buyer owns the Shares.

5.         CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

The obligation of the Company hereunder to cause CMT to issue and sell the Shares to the Buyer at Closing on or before the Closing Dates, is subject to the satisfaction or waiver of each of the following conditions:

(a)        Buyer shall have executed and delivered all required Transaction Documents and deliver same to Company or an escrow agent, as the case may be.

(b)        The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Dates as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer on or prior to the Closing Date.

6.         CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

(a)        The obligation of the Buyer hereunder to purchase the Shares is subject to the satisfaction or waiver, on or before the Closing Date, of each of the following conditions:

(i)         The Company shall have executed the Assignment Agreement and delivered the same to the Buyer or an escrow agent, as the case may be.

(ii)        The representations and warranties of CMT and the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company on or prior to the Closing Date.

7.         GOVERNING LAW: MISCELLANEOUS.

(a)        Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard exclusively in state or federal courts located in New York County, New York.

(b)        Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

(c)        Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)        Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)        Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, CMT, NPN and each of their respective affiliates and persons acting on their behalf with respect to the matters discussed specifically herein. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(f)        Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:                            NPN Asset Acquisitions, Inc.
c/o Connected Media Technologies, Inc.
80 Southwest 8th Street, Suite 2230
Miami, Florida33130
Attention: CEO

If to the Buyer, to:                                 NBC Universal, Inc.
30 Rockefeller Plaza
New York, New York10112
Attention: SVP, TVSD

With a copy to:                                      NBC Law Department
30 Rockefeller Plaza
New York, New York10112
Attention: SVP, Corporate and Transactions

(g)        Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

(h)        No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i)         Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)         No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            IN WITNESS WHEREOF, Buyer, Company and CMT have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

NPN ASSET ACQUISITIONS, INC.

By:  /s/ Michael R. Moore
Name:  Michael R. Moore
Title:  EVP

CONNECTED MEDIA TECHNOLOGIES, INC.

By:  /s/ Michael R. Moore
Name:  Michael R. Moore
Title:  EVP

NBC-NPN HOLDINGS, INC.

By:  /s/ Bruce Campbell
Name:  Bruce Campbell
Title:  President

EXHIBIT A

SELLER'S REPRESENTATION LETTER

[NAME & ADDRESS OF BROKER]
[DATE]

Ladies and Gentlemen:

In connection with my order to sell through you as broker or as market maker (as that term is defined in Section 3(a)(38) of the Securities Exchange Act of 1934) not more than [           ] shares (the "Shares") of common stock of Connected Media Technologies, Inc. (the "Company") pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Act") the undersigned (the "Seller") hereby warrants and represents to you and covenants with you as follows:

1.         Seller has read and understands Rule 144.

2.         Seller acquired and paid for the Shares more than one year ago. The Shares have been held by Seller as beneficial owner (as defined in Rule 144(d)) during that entire period of at least one year. Seller does not hold nor has Seller held a short position in, or any put or other option to dispose of, any equity securities of the Company in the last one year.
(The date of acquisition was:   nature of acquisition was:       ..)

3.         Seller is/is not an "affiliate" of the Company within the meaning of Rule 144.

4.         Seller mailed or caused to be mailed an executed Form 144 and two copies to the
Securities and Exchange Commission ("SEC") on            , and one copy has
been filed with the principal stock exchange, if any, where the Shares are traded. The statements made on such Form 144 are complete, true and correct, and Seller will advise you of any change prior to the execution of his order.

5.         Seller has not made and does not propose to make any payment in connection with the offer or sale of the Shares to any person except any customary broker's commissions or dealer's charges to you. Seller has not solicited or arranged for the solicitation of orders to buy in anticipation of or in connection with the proposed sale pursuant to such order, and he will not do so.

6.         Seller has no sell orders open in the Shares, or in any security convertible into the Shares, with any other broker or bank and will not place any such sell orders pending the complete execution of this order. Seller has no present intention of selling any additional shares of the same class of the Company (the "Common Stock"), or any securities convertible into Common Stock, except:

7.         Seller advises you that the Shares, together with all sales made by him and by any person whose sales must be aggregated with him (as provided in paragraphs (a) and (e) of Rule 144) during the three months prior to the date of this sale do not and will not exceed the greater of either (i) 1% of the outstanding Common Stock, or (ii) the average weekly volume of the outstanding Common Stock for the four full calendar weeks prior to the date of filing Form 144, or if none, the date you receive Seller's sell order, or the date of his sale to or through you. During the three months prior to the date of this sale, Seller, together with any person whose sales must be aggregated with Seller's (as provided in paragraphs (a) and (e) of Rule 144), have soldshares of Common Stock.

8.         Seller is not acting in concert with any other person in selling the Shares, and he has not agreed to so act. Seller is not engaged in a plan with anyone else to dispose of the Shares. Seller is not aware of any facts or circumstances indicating that he is or may be deemed an underwriter within the meaning of the Act with respect to the Shares, or that the sate of the Shares is part of a distribution of any securities.

9.         It is Seller's present and bona fide intention to sell the Shares within a reasonable time.

10.        Seller will notify you immediately of any occurrence with would render any of the foregoing inaccurate.

The Company, its transfer agent, and their agents and representatives may rely on this representation letter. Seller will indemnify you and hold you harmless from and against all and all loss, damage, claim, liability and expense arising out of or resulting from the breach of any warranty, representation or covenant herein.

Very truly yours,

NBC-NPN HOLDING, INC.

                                                                        ___________________________
Name:
Title:

CONFIDENTIAL
FINAL

EXHIBIT D

BROKER'S REPRESENTATION LETTER

[DATE]

Connected Media Technologies, Inc. 80 S.W. 8' Street, Suite 2230Miami, FL

Dear [NAME OF GENERAL COUNSEL]:

Please be advised that we acted as broker in the sale of [NUMBER OF SHARES] shares (the "Shares") of common stock of Connected Media Technologies, Inc. ("Common Stock") for NBC-NPN Holding, Inc. (the "Seller") on [DATE OF SALE] pursuant to Rule 144 of the Securities Act of 1933, as amended ("Rule 144"). We understand that Shares constitute Rule 144 "restricted securities" and are evidenced by certificate(s) which are subject to a stop transfer instruction at the transfer agent.

In order to obtain the transfer of the Shares and in connection with this sale, we affirm the following:

1.         We did no more than execute the above order to sell Shares as agent for the Seller.

2.         We neither received nor will receive more than the usual and customary broker's commission.

3.         We neither solicited nor arranged for the solicitation of customers' orders to buy Common Stock in anticipation of or in connection with this transaction.

4.         We are not aware, after reasonable inquiry, of any circumstances indicating that the Seller is an underwriter with respect to the above Shares or that the transaction is part of a distribution of Common Stock of the issuer.

5.         We are enclosing a copy of the Form 144 relating to the Shares and advise you that the Form 144 was duly filed with the Securities and Exchange Commission. Please contact your transfer agent with instructions to transfer the Shares free of all restrictions as soon as possible and forward to me a copy of your instructions via fax (                   ).  Should you have any questions regarding this matter, please contact the undersigned.

Thank you for you assistance and cooperation.

Very truly yours,

[BROKER]

CONFIDENTIAL
FINAL

EXHIBIT E

RULE 144(k) SELLER'S REPRESENTATION LETTER

[Broker]

Dear Sir or Madam:

The undersigned is submitting this letter to you in order to present you with the facts necessary, pursuant to subparagraph (k) of Rule 144 of the Securities and Exchange Act of 1933, as amended, to authorize the transfer agent to remove the restrictive legends and stop transfer instructions from the following certificates of Connected Media Tecnholies, Inc. (the "Company") :

NAME OF SHAREHOLDER              NUMBER OF SHARES           CERTIFICATE NUMBER

In connection with the foregoing, the undersigned represents to you that:

1.         The undersigned acquired and fully paid for the above securities at least two years ago, excluding any period during which the undersigned had a short position in, or had an option to dispose of, any securities of the Company, as follows:

DATE OF ACQUISITION      MANNER OF ACQUISITION                        DATE OF PAYMENT

2.         The undersigned is not at present and has not been during the preceding three months an officer or director of the Company during said period has not otherwise been an "affiliate" of the Company, nor is he a person that directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

3.         The undersigned is not aware of any material adverse information with regard to the Company which has not been publicly disclosed.

4.         The undersigned agrees that, at any time or times that he proposes to offer for sale or sell any of the above common stock he will make reasonable inquiry to assure that he is not and has not been during the three months preceding any sale of the above common stock an affiliate of the Company.

DATE:  ________________________                      SIGNATURE:  ___________________________